Share Class & Ticker	Class A	Class C	Class R	Institutional Class	Class P	Class D
	AOPAX	AOPCX	ALORX	ALOIX	ALOPX	ALODX

Summary Prospectus  April 1, 2015

(As revised August 24, 2015)

AllianzGI International Small-Cap Fund

Before you invest, you may want to review the Fund’s statutory prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://us.allianzgi-literature.com/library/productDocuments. You can also get this information at no cost by calling 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares or by sending an email request to agid-marketingproduction@allianzinvestors.com. This Summary Prospectus incorporates by reference the Fund’s entire statutory prospectus and SAI, each dated April 1, 2015, as further revised or supplemented from time to time.

Investment Objective

The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 293 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	1.00%	0.25%	0.51%	1.76%	(0.31)%	1.45%
Class C	1.00	1.00	0.45	2.45	(0.26)	2.19
Class R	1.00	0.50	0.60	2.10	(0.40)	1.70
Institutional	1.00	None	0.46	1.46	(0.25)	1.21
Class P	1.00	None	0.54	1.54	(0.26)	1.28
Class D	1.00	0.25	0.46	1.71	(0.26)	1.45

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2016, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.45% for Class A shares, 2.19% for Class C shares, 1.70% for Class R shares, 1.21% for Institutional Class shares, 1.28% for Class P shares and 1.45% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

AllianzGI International Small-Cap Fund

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$689	$1,045	$1,424	$2,485	$689	$1,045	$1,424	$2,485
Class C	322	739	1,282	2,767	222	739	1,282	2,767
Class R	173	619	1,092	2,399	173	619	1,092	2,399
Institutional	123	437	774	1,725	123	437	774	1,725
Class P	130	461	815	1,812	130	461	815	1,812
Class D	148	513	904	1,998	148	513	904	1,998

Portfolio Turnover.  The Fund pays transaction such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 was costs, 77% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently defines companies with smaller market capitalizations as those with market capitalizations comparable to companies included in the MSCI World Small-Cap Index (between $18.4 million and $8.9 billion as of April 30, 2015). Under normal market and other conditions, the Fund expects to maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the securities in the MSCI World Small-Cap Index, which as of April 30, 2015 would result in a weighted average market capitalization ranging from $625 million to $2.5 billion. The Fund normally invests principally in securities of issuers located outside the United States and allocates its investments among at least eight different countries. The Fund may invest up to 30% of its assets in emerging market securities (but no more than 10% in any one emerging market country). Regional portfolio managers in Europe and Asia collaborate to produce a portfolio that is believed likely to have the best investment opportunities from each of those regions. The portfolio managers develop forecasts of economic growth, inflation and interest rates that are used to help identify regions and countries that are likely to offer the best investment opportunities. The portfolio managers may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which a company is located. The portfolio managers ordinarily look for the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; and differentiated or superior products and services or a steady stream of new products and services. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not intend to invest significantly in derivative instruments, it may do so at any time.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Summary Prospectus

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indices and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class A, Class C, Class R, Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Prior to July 16, 2012, the Fund was managed by a different sub-adviser pursuant to a different investment strategy and would not necessarily have achieved the performance results shown below under its current investment strategy. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)
Highest 04/01/2009–06/30/2009	30.54%
Lowest 07/01/2008–09/30/2008	-27.92%

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
Institutional Class — Before Taxes	-8.42%	8.99%	8.93%	12.44%
Institutional Class — After Taxes on Distributions	-11.03%	7.56%	6.88%	10.49%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	-2.72%	6.87%	6.98%	10.15%
Class A — Before Taxes	-13.64%	7.44%	7.92%	11.64%
Class C — Before Taxes	-10.09%	7.85%	7.73%	11.17%
Class R — Before Taxes	-8.86%	8.38%	8.26%	11.73%
Class P — Before Taxes	-8.46%	8.88%	8.80%	12.34%
Class D — Before Taxes	-8.64%	8.65%	8.53%	12.00%
MSCI World ex USA Small Cap Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-5.35%	7.91%	5.87%	7.56%
MSCI EAFE Small Cap Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-4.95%	8.63%	6.04%	7.54%
Lipper International Small/Mid Cap Growth Funds Average	-5.67%	9.06%	7.36%	8.75%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Summary Prospectus

Management of the Fund

Investment Manager

Allianz Global Investors Fund Management LLC

Sub-Adviser

Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Andrew Neville, lead portfolio manager, director and Head of European investment opportunities, has managed the Fund since 2012.

Dennis Lai, senior portfolio manager and Head of Asia-Pacific (ex-Japan) investment opportunities, has managed the Fund since 2012.

Koji Nakatsuka, CFA, CMA, portfolio manager and Head of Japanese investment opportunities, has managed the Fund since 2012.

Bjoern Mehrmann, portfolio manager responsible for European investment opportunities, has managed the Fund since 2012.

Frank Hansen, portfolio manager responsible for European investment opportunities, has managed the Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, www.allianzgi-us.com, clicking on the “Account Access” link in the top-right corner of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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